UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200 Kansas City, Missouri		64106
(Address of principal executive office)		(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

On August 1, 2012, Entertainment Properties Trust (the “Company”) and certain of its subsidiaries, as guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Barclays Capital Inc., for themselves and as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of $350,000,000 aggregate principal amount of 5.750% Senior Notes due 2022 (the “Notes”). Settlement for the offering of the Notes is expected to occur on August 8, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Underwriting Agreement, which is attached as Exhibit 1.1, and are incorporated herein by reference.

WARNING CONCERNING FORWARD-LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S PLANNED ISSUANCE OF THE NOTES. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01	Financial Statements and Exhibits.

Number	Description

1.1	Underwriting Agreement, dated August 1, 2012, among Entertainment Properties Trust, certain of its subsidiaries and Citigroup Global Markets Inc., J.P. Morgan Securities, LLC and Barclays Capital Inc., for themselves and as representatives of the underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: August 6, 2012

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement, dated August 1, 2012, among Entertainment Properties Trust, certain of its subsidiaries and Citigroup Global Markets Inc., J.P. Morgan Securities, LLC and Barclays Capital Inc., for themselves and as representatives of the underwriters named therein.